UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

MEDTOX SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.   Unregistered Sales of Equity Securities

(a)

From December 22, 2004, to July 29, 2005, MEDTOX Scientific, Inc. issued a total of 424,034 shares of common stock to several of its existing investors upon the investor's voluntary exercise of warrants issued by MEDTOX in July 2000.

(c)	The exercise price was $6.75 per share and the aggregate offering price received for these shares was $2,862,229.50. There were no sales discounts or commissions paid for this transaction.

(d)

The shares were issued in a transaction exempt from registration by virtue of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and by Regulation D promulgated under the Securities Act.

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Item 8.01.    Other Events

On August 2, 2005, MEDTOX Scientific, Inc. announced the number of warrants that were converted to common stock, as described in the press release attached as Exhibit 99.1. 3

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. Press Release, dated August 2, 2005.

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SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: August 5, 2005	By: /s/ Richard J. Braun
Name: Richard J. Braun
Title: Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. Press Release, dated August 2, 2005.

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